                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                 HARBOR FEDERAL BANCORP, INC.
---------------------------------------------------------------
    (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement
                    if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No Fee Required.
[ ]   Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                      [LETTERHEAD]


                     June 14, 1999




Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of Harbor Federal Bancorp, Inc. to be held at the Sheraton
Baltimore North Hotel, 903 Dulaney Valley Road, Towson,
Maryland, on Wednesday, July 14, 1999 at 3:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's principal subsidiary, Harbor Federal Savings Bank. Directors and officers of the Company, as well as representatives of KPMG LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,


                              /s/ Robert A. Williams

                              Robert A. Williams
                              President

             HARBOR FEDERAL BANCORP, INC.
                     705 YORK ROAD
               BALTIMORE, MARYLAND 21204
                    (410) 296-1010

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD ON JULY 14, 1999


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Harbor Federal Bancorp,
Inc. (the "Company") will be held at the Sheraton Baltimore
North Hotel, 903 Dulaney Valley Road, Towson, Maryland, on
Wednesday, July 14, 1999 at 3:00 p.m.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company;

          2.   The approval of the Harbor Federal Bancorp,
               Inc. 1999 Stock Incentive Plan; and

          3. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on May 28, 1999 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Joyce A. Lancaster

                         JOYCE A. LANCASTER
                         SECRETARY

Baltimore, Maryland
June 14, 1999

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. THE ACCOMPANYING PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                    PROXY STATEMENT
                          OF
             HARBOR FEDERAL BANCORP, INC.
                     705 YORK ROAD
               BALTIMORE, MARYLAND 21204

            ANNUAL MEETING OF STOCKHOLDERS
                     JULY 14, 1999


                        GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Harbor Federal Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the Sheraton Baltimore North Hotel, 903 Dulaney Valley Road, Towson, Maryland, on Wednesday, July 14, 1999 at 3:00 p.m. This proxy statement and the accompanying notice and proxy card are being first mailed to stockholders on or about June 14, 1999.

          VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Joyce A. Lancaster, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR SET FORTH IN THIS PROXY STATEMENT. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where a nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on May 28, 1999 (the "Record Date") are entitled to one vote for each share then held. At the Record Date, the Company had 1,676,515 shares of common stock, par value $.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, at the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock and by all directors and executive officers of the Company as a group.

                                                Amount and      Percent of
                                                 Nature of      Shares of
Name and Address                                Beneficial     Common Stock
of Beneficial Owner                              Ownership      Outstanding
-------------------                             ----------     ------------
Harbor Federal Bancorp, Inc.                     72,826 (1)     4.34% (1)
Employee Stock Ownership Plan ("ESOP")
705 York Road
Baltimore, Maryland  21204

John Hancock Mutual Life Insurance
    Company ("JHMLICO")                         106,500 (2)     6.35
John Hancock Place
P.O. Box 111
Boston, MA  02117

All directors and                               284,719 (3)    16.98
 executive officers
 as a group (7 persons)

____________
(1) These are unallocated shares held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Lacy, Riehl and Stieff, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. Does not include 113,208 shares that are owned by the ESOP and have been allocated to the accounts of participants. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. As of the Record Date, the ESOP owned an aggregate of 186,034 shares, which represented 11.10% of the outstanding shares of Common Stock.
(2) Based on a Schedule 13G filed by JHMLICO dated January 19, 1999. John Hancock Advisers, Inc. ("JHA") has direct beneficial ownership of these shares. JHA is a wholly owned subsidiary of The Berkeley Financial Group, Inc. ("TBFG"). TBFG is a wholly owned subsidiary of John Hancock Subsidiaries, Inc. ("JHSI"), and JHSI is a wholly owned subsidiary of JHMLICO. JHMLICO, JHSI and TBFG have indirect beneficial ownership of these shares.
(3) Excludes 186,034 shares held by the ESOP (see above). Includes 90,426 shares which all directors and executive officers as a group had a right to purchase pursuant to the exercise of stock options; excludes 24,784 shares which all executive officers as a group did not have a right to purchase pursuant to the exercise of unvested stock options.

          PROPOSAL I -- ELECTION OF DIRECTORS

GENERAL

    The Company's Board of Directors consists of six members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. The Board of Directors has nominated J. Kemp Roche and Gideon N. Stieff, Jr. to serve as a director for a three-year period. The nominees currently are members of the Board. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth the name of the Board of Director's nominee for election as director and the names of the directors continuing in office after the Annual Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company's principal subsidiary, Harbor Federal Savings Bank ("Harbor Federal" or the "Bank"), the expiration of his term as a director, and the number and percentage of shares of Common
Stock beneficially owned.   Each director of the Company is also
a member of the Board of Directors of the Bank.

                                                            Shares of
                                   Year First               Common Stock
                                   Elected as    Current   Beneficially
                       Age at     Director of     Term      Owned at the     Percent
Name               June 30, 1999   the Bank     to Expire  Record Date(1)   of Class
----               -------------  -----------   ---------  --------------   --------
                       BOARD NOMINEE FOR TERM TO EXPIRE IN 2002

J. Kemp Roche          66          1965          1999        1,650           .10%

Gideon N. Stieff, Jr.  69          1969          1999       19,700          1.18

                            DIRECTORS CONTINUING IN OFFICE

Joseph J. Lacy         66          1963          2000       27,771          1.66

John H. Riehl, III     69          1990          2000       31,630          1.89

Lawrence W. Williams   45          1996          2000       53,576          3.20

Robert A. Williams     69          1955          2001       93,927          5.60

__________
(1) Excludes unallocated shares held by the ESOP (see "Voting Securities and Principal Holders Thereof"); includes 6,272, 4,492, 2,592, 25,580 and 41,210 shares which Messrs. Lacy, Riehl, Stieff, L. Williams and R. Williams, respectively, had a right to purchase pursuant to the exercise of stock options; excludes 6,396 and 11,992 shares which Messrs. L. Williams and R. Williams, respectively, did not have a right to purchase pursuant to the exercise of unvested stock options.

    Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    J. KEMP ROCHE had been employed as a sales representative for 29 years at St. Joe Paper Co. of Jacksonville, Florida. He is currently retired.

    GIDEON N. STIEFF, JR. served until 1990 as Executive Vice President of Kirk-Stieff Co., a manufacturer of silver products, in Baltimore, Maryland. He has served on the Board of Directors of the Baltimore Opera Company and as Chairman of the Board of the Mount Clare Plantation Foundation, and he is a member of the Kiwanis Club of Baltimore City.

    JOSEPH J. LACY served until 1998 as President of Lacy
Foundries, Inc., a manufacturer of iron, brass and aluminum castings in Baltimore, Maryland. He has been a member of the Board of Directors of Mercy Medical Center, Jenkins Nursing Home and associated Catholic charities..

    JOHN H. RIEHL, III is General Partner of Riehl Estate
Management Co. in Baltimore, Maryland. He is a former trustee of Saint Mary's Spiritual Center and a member of the Parish
Council - Shrine of the Sacred Heart Church.

    LAWRENCE W. WILLIAMS is Executive Vice President and
Community Reinvestment Officer for Harbor Federal. Mr. Williams serves as a Board Member for Bel Air Edison Housing Services and is a certified instructor for the Institute of Financial
Education. He also hosts "The Bankers Hour", a weekly radio show which airs on WCBM, Baltimore.

    ROBERT A. WILLIAMS has been affiliated with Harbor Federal since 1955 when he was appointed to the Board of Directors. In March of 1964 he was elected President of Harbor Federal. Mr. Williams is a past director of the Greater Baltimore Real Estate Board and for many years was a Director of Neighborhood Housing Services of Baltimore. He has also served as Chairman of the Maryland League of Financial Institutions and on the Boards of the Foundation for Savings Institutions, the South-East Conference of the U.S. League for Financial Institutions and the Federal Home Loan Bank of Atlanta.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Boards of Directors of the Company and Harbor Federal hold regular monthly meetings and special meetings as needed. During the year ended March 31, 1999, the Boards of the Company and the Bank met seven and 12 times, respectively. No director attended fewer than 75% in the aggregate of the total number of Board and committee meetings held while he was a member during the year. The Board of Directors of Harbor Federal has standing Executive, Loan and Compensation Committees. The full Boards of Directors of the Company and the Bank act as audit committees, and each of the Boards is expected to meet once in this capacity to review and approve the fiscal year 1999 independent audit report.

    The Executive Committee consists of Directors Robert A.
Williams and at least three others, and meets only when business decisions need to be made for the Board before the monthly meeting.

    The Loan Committee consists of Directors Robert A.
Williams and at least three others. This committee meets at the call of the chair to analyze loans of a magnitude in excess of $300,000. This committee also acts on commercial business loans and acquisition, development and construction loans regardless of amount.

    The Compensation Committee consists of Directors Joseph J. Lacy (Chairman), John H. Riehl, III and Gideon N. Stieff, Jr. This committee meets twice a year to review performance appraisals on Harbor Federal's managers and to issue parameters for monitoring performance in Harbor Federal's personnel. The committee meets in the middle of the calendar year to discuss salary adjustments for personnel following suggested increments by their supervisors and senior management. The Committee also meets at the end of the calendar year to declare bonuses.

    The Company does not have a standing Nominating Committee. Under the Company's Bylaws, the Board of Directors acts as a nominating committee for selecting the management nominees for election as directors. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

EXECUTIVE COMPENSATION

    Compensation Summary. The following table sets forth information regarding cash and noncash compensation for each of the three fiscal years ended March 31, 1999 awarded to or earned by the named executive officers for services rendered in all capacities to the Company and Harbor Federal and its subsidiaries during those years.

                                          Annual Compensation
Name and                  Fiscal     ---------------------------
Principal Positions        Year      Salary    Bonus    Other(1)
-------------------       ------     ------    -----    --------
Robert A. Williams         1999      $122,372  $47,845  $45,352
 Chief Executive Officer,  1998       118,360   49,755   44,452
 President and Director    1997       114,750   38,242   44,152

Norbert J. Luken           1999      $ 97,094  $35,006  $30,000
  Chief Financial Officer, 1998        94,024   37,041   30,000
  Treasurer                1997        91,364   28,506   30,000

__________________
1 Reflects combined compensation under the Company's ESOP and money purchase plan of $30,000 per year; for Mr. Williams, also reflects annual deferred compensation funded by the payment of premium on life insurance policy and annual director's fees.

    Stock Options. The following table sets forth information regarding option exercises during the fiscal year ended March 31, 1999 and the number and potential value at March 31, 1999 of options held by the named executive officers. No options were granted to executive officers during the year ended March 31, 1999.

                                                     Number of Securities          Value of Unexercised
                                                    Underlying Unexercised         In-the-Money Options
                                                 Options at Fiscal Year-End(#)   at Fiscal Year-End($)(1)
                    Shares Acquired    Value     ---------------------------    --------------------------
                    on exercise(#)  Realized($)  Exercisable   Unexercisable    Exercisable  Unexercisable
                    --------------- ----------   -----------   -------------    -----------  -------------
Robert A. Williams     5,050          95,088       41,210        11,992           287,065      83,535
Norbert J. Luken      13,000         257,750       10,280         6,396            71,609      44,554

__________________
1   Based on the difference between the closing sale price of the Common Stock on
    March 31, 1999 as reported on the Nasdaq National Market ($16.625 per share) and the exercise price ($9.6591 per share).

DIRECTOR COMPENSATION

    Fees.  Directors received fees of $900 per meeting.
During fiscal 1999, directors' fees totaled $67,500.

    Director Retirement Plan. Harbor Federal maintains a retirement plan for non-employee directors (the "Director Retirement Plan") for its directors (i) who were members of Harbor Federal's Board of Directors at the date of completion of the conversion of Harbor Federal from mutual to stock form (the "Conversion"), and (ii) who were not then employees. A participant in the Director Retirement Plan will receive, on each of the ten annual anniversary dates of his or her retirement, an amount equal to the product of his or her "benefit percentage" and the amount of the annual fee he or she received for service on the Board during the calendar year preceding his or her retirement. A participant's "benefit percentage" is based on his or her overall years of service on the Board of Directors of Harbor Federal (and Highland Federal Savings and Loan Association, which merged into Harbor Federal in 1981), and increases in increments of 33-1/3% from 0% for less than six years of service, to 33-1/3% for six years or more of service, to 66-2/3% for 15 years or more of service, to 100% for 25 or more years of service; provided that a participant's "benefit percentage" accelerates to 100% if the participant completes five years of service and retires from service on the Board on or after age 70. If a participant dies, his or her surviving spouse will receive an amount equal to 50% of the benefits that would have been paid to the participant under the Director Retirement Plan if the participant had survived to collect the full benefits payable for retirement or disability (provided that disability payments had commenced prior to the participant's death). Harbor Federal will pay such benefits from its general assets, and has established a trust in order to hold assets with which to pay benefits. Trust assets are subject to the claims of Harbor Federal's general creditors.
It is now being proposed that directors be allowed to convert their past and future benefits into Common Stock issued pursuant to the 1999 Stock Incentive Plan. See "Proposal II -- Approval of the Harbor Federal Bancorp, Inc. 1999 Stock Incentive Plan."

         Deferred Compensation Plan. Harbor Federal has established a Deferred Compensation Plan (the "Deferred Compensation Plan") for the exclusive benefit of members of Harbor Federal's Board of Directors and executive officers of Harbor Federal. Pursuant to the terms of the Deferred Compensation Plan, directors may elect to defer the receipt of all or part of their future fees, and eligible officers may elect to defer receipt of up to 25% of their future compensation. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited quarterly with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice, in either Common Stock or Harbor Federal's highest annual rate of interest on certificates of deposit, regardless of their term. Participants may cease future deferrals any time. Each participant may elect the time and manner of distribution for amounts deferred and any related accumulated earnings.

    Stock Incentive Plan. Directors are eligible to participate in the Harbor Federal Bancorp, Inc. 1999 Stock
Incentive Plan.  For a description of this plan, see "Proposal
II -- Approval of the Harbor Federal Bancorp, Inc. 1999 Stock
Incentive Plan."

EMPLOYMENT AND OTHER AGREEMENTS

    The Company and Harbor Federal have entered into an employment agreement with Robert A. Williams, President and Chief Executive Officer of Harbor Federal and of the Company. In such capacities, Mr. Williams is responsible for overseeing all operations of Harbor Federal and the Company, and for implementing the policies adopted by the Board of Directors.

    The employment agreement provides for a term of three years, with an annual base salary equal to Mr. Williams' existing base salary rate in effect on the date of Conversion. On each anniversary date from the date of commencement of the employment agreement, the term of employment is extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Williams has met the required performance standards and that such employment agreement should be extended. The employment agreement provides Mr. Williams with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. In addition, if the Company terminates Mr. Williams' employment with the Company for any reason other than termination for "just cause", then notwithstanding termination of Mr. Williams' employment and the employment agreement, Mr. Williams and his dependents shall continue to participate in the Company's group health insurance plan for the life of Mr. Williams. The employment agreement will terminate upon Mr. Williams' death or disability, and is terminable by Harbor Federal for "just cause" as defined in the employment agreement. In the event of termination for just cause, no severance benefits are available. If the Company or Harbor Federal terminates Mr. Williams without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the employment agreement plus an additional 12-month period. If the employment agreement is terminated due to Mr. Williams' "disability" (as defined in the employment agreement), he will be entitled to a continuation of his salary and benefits for up to 180 days following such termination. Severance benefits payable to Mr. Williams or to his estate will be paid in a lump sum or in installments, as he (or his estate) elects. Mr. Williams is able to voluntarily terminate his employment agreement by providing 60 days' written notice to the Boards of Directors of Harbor Federal and the Company, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The employment agreement contains provisions stating that in the event of Mr. Williams' involuntary termination of employment in connection with, or within 24 months after, any change in control of Harbor Federal or the Company, other than for "just cause," or Mr. Williams voluntarily terminates his employment within 30 days of such change in control. Mr. Williams will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of Harbor Federal's or Company's voting stock, the control of the election of a majority of Harbor Federal's or the Company's directors, or the exercise of a controlling influence over the management or policies of Harbor Federal or the Company. In addition, under the employment agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or Harbor Federal at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or Harbor Federal, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The employment agreement with Harbor Federal provides that within 5 business days of a change in control, Harbor Federal shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Williams base amount, that will be used to pay Mr. Williams amounts owned to him upon termination other than for just cause within one year of the change in control. The amount to be paid to Mr. Williams from this trust upon his termination is determined according to the procedures outlined in the employment agreement with Harbor Federal, and any money not paid to Mr. Williams is returned to

Harbor Federal. The employment agreement also provides for a similar lump sum payment to be made in the event of Mr. Williams' voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Williams, including (i) the requirement that he perform his principal executive functions more than 35 miles from Harbor Federal's current primary office, (ii) a reduction in his base compensation as then in effect, (iii) the failure of the Company or Harbor Federal to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to Mr. Williams of duties and responsibilities which are other than those normally associated with his position with Harbor Federal, (v) a material reduction in his authority and responsibility, and (vi) the failure to re-elect Mr. Williams to the Company's or Harbor Federal's Board of Directors. The aggregate payments that would be made to Mr. Williams assuming his termination of employment under the foregoing circumstances at March 31, 1999 would have been approximately $684,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the
Company.   If Mr. Williams were to prevail over the Company and
Harbor Federal in a legal dispute as to the employment agreement, he would be reimbursed for his legal and other expenses.

    Harbor Federal has entered into a supplemental executive retirement agreement (the "SERA") with Mr. Williams. Pursuant to the terms of the SERA, upon Mr. Williams's termination of employment with the Company or Harbor Federal for reasons other than death, disability or removal for just cause, he will be entitled to receive annual payments from Harbor Federal in an amount equal to 60% of his "Average Annual Compensation" less his "Annual Offset Amount." "Average Annual Compensation" means the average of Mr. Williams highest annual compensation for three of the five calendar years preceding his termination of employment, and "Annual Offset Amount" means the benefits Mr. Williams would receive in the form of an annuity under Harbor Federal's Money Purchase Plan upon his termination of employment. Such annual payments shall be made for 10 years, unless Mr. Williams elects an alternative time and manner of payment. Harbor Federal has established an irrevocable grantor trust to hold assets to provide itself with a source of funds to assist Harbor Federal in meeting its liabilities under the SERA.


    In the event Mr. Williams terminates employment due to disability as determined under his employment agreement, Mr. Williams would receive annual payments for 10 years in the amount equal to 60% of his Average Annual Compensation less his Annual Offset Amount, beginning on the first day of the second month after his termination of employment. Termination for "just cause" (as determined under Mr. Williams' employment agreement ) would result in his forfeiture of all retirement benefits under the SERA. In the event Harbor Federal terminates Mr. Williams's employment for other than "just cause" or in the event of termination of employment in connection with a change in control (as defined in Mr. Williams's employment agreement) which triggers the payment of compensation to Mr. Williams under the terms of his employment agreement, then the present value of the benefits payable to Mr. Williams would be paid in one lump sum within 10 days of termination of employment or within 10 days following a change in control, if earlier. It is now being proposed to permit Mr. Williams to convert his past and future benefits under the SERA into Common Stock issued pursuant to the 1999 Stock Incentive Plan. See "Proposal II -- Approval of the Harbor Federal Bancorp, Inc. 1999 Stock Incentive Plan."

    The Company and Harbor Federal have entered into a severance agreement with Norbert J. Luken. The severance agreement will terminate on the earlier of (a) three years after the date of completion of the Conversion, and (b) the date on which Mr. Luken terminates employment with the Corporation and Harbor Federal, provided that the rights under the severance agreement will continue following termination of employment if the severance agreement was in effect at the date of the change in control. On each annual anniversary date from the date of commencement of the severance agreement, the term of the severance agreements may be extended for an additional one year period beyond the then effective expiration date, upon determination by the Board of Directors that the performance of Mr. Luken has met the required performance standards and that such severance agreement should be extended.

    The severance agreement contains provisions stating that in the event of involuntary termination of employment in connection with, or within 24 months after, any change in control of Harbor Federal or the Company, other than for "just cause," Mr. Luken will be paid within 10 days of such termination an amount equal to the difference between (i)

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
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the he receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of Harbor Federal's or Company's voting stock, the control of the election of a majority of Harbor Federal's or the Company's directors or the exercise of a controlling influence over the management or policies of Harbor Federal or the Company. In addition, under the severance agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or Harbor Federal at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or Harbor Federal, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The severance agreement with Harbor Federal provides that within 5 business days of a change in control, Harbor Federal shall fund, or cause to be funded, a trust in the amount of 2.99 times the base amount, that will be used to pay amounts owed to him upon termination other than for just cause within one year of the change in control. The amount to be paid to Mr. Luken from this trust upon his termination is determined according to the procedures outlined in the severance agreement with Harbor Federal, and any money not paid to him is returned to Harbor Federal. The severance agreement also provides for a similar lump sum payment to be made in the event of Mr. Luken's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by him, including (i) requiring him to perform his principal executive functions more than 35 miles from Harbor Federal's current primary office, (ii) reducing his base compensation as then in effect, (iii) failing to maintain existing employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) assigning material duties and responsibilities to him which are other than those normally associated with his position with Harbor Federal, and (v) materially diminishing his authority and responsibility. The aggregate payment that would be made to Mr. Luken assuming his termination of employment under the foregoing circumstances at March 31, 1999 would have been approximately $483,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Luken prevails over the Company and Harbor Federal in a legal dispute as to the severance agreement, he will be reimbursed for his legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

    Harbor Federal offers loans to its directors, officers and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, Harbor Federal's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans to such persons above the greater of $25,000 or 5% of Harbor Federal's capital and surplus must be approved in advance by a disinterested majority of the Board of Directors.

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
  PROPOSAL II  --  APPROVAL OF THE HARBOR FEDERAL BANCORP, INC.
              1999 STOCK INCENTIVE PLAN

GENERAL

    The Board of Directors of the Company is seeking stockholder approval of the Harbor Federal Bancorp, Inc. 1999 Stock Incentive Plan (the "SIP"). A copy of the SIP is attached hereto as Exhibit A and should be consulted for detailed information. All statements made herein regarding the SIP are only intended to summarize the SIP and are qualified in their entirety by reference to the SIP.

PURPOSE OF THE SIP

    The purpose of the SIP is to advance the interests of the Company by providing eligible directors and employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to directors and employees of the Company and its affiliates to promote the success of the business.

DESCRIPTION OF THE SIP

    Effective Date. The SIP became effective May 24, 1999 (the "Effective Date"), although the effectiveness of the SIP and any awards thereunder is contingent on approval of the SIP by the Company's stockholders at the Annual Meeting. No awards will be granted under the SIP prior to the Annual Meeting, and no determination has been made regarding the grant of awards under the SIP if it is approved at the Annual Meeting.

    Administration. The SIP is administered by a committee (the "Committee"), appointed by the Board of Directors, and consisting of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards granted under the SIP, to interpret the SIP, to prescribe, amend and rescind rules and regulations relating to the SIP, and to make other decisions necessary or advisable for the administration of the SIP. All decisions, determinations and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the SIP. The Committee currently consists of Directors Joseph
J. Lacy, John H. Riehl, III and Gideon N. Stieff, Jr.

    Eligible Persons; Types of Awards. Under the SIP, the Committee has discretionary authority to grant stock options ("Options"), stock appreciation rights ("SARs"), and deferred share awards ('Deferred Share Awards") (collectively, "Awards") to such employees and directors, including members of the Committee, as the Committee shall designate. As of the Record Date, the Company and its subsidiaries had seven employees and four non-employee directors who were eligible to participate in the SIP.

    Shares Available for Grants. The SIP reserves 170,000 shares of Common Stock for issuance upon the exercise of Options or SARs, as well as upon the distribution of Deferred Share Awards. Such shares may be (i) authorized but unissued shares,
(ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the SIP, the number of and kind of shares subject to outstanding Awards, and the exercise prices of Options or SARs. To the extent Awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to Award holders, those shares shall, unless the SIP shall have been terminated, be available for the grant of additional Awards.

    Options; Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal
Revenue Code, or Options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not

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
be less than the fair market value (determined under the SIP) of the optioned shares on the date of grant. The last reported sale price of the Common Stock on June 2, 1999 was $16.00 per share. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of receiving an ISO grant, its exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs.

    SARs. An SAR may be granted in tandem with all or part of any Option granted under the SIP, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, may be for no more than the difference between the exercise price of the ISO and the market value of the underlying shares at the time the SAR is exercised, must be transferable only when the ISO is transferable, and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the participant's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the participant to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and
(ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

    Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the participant. Only Common Stock is subject to purchase upon exercise of the Options, and an Option may not be exercised for a fractional share.

    Method for Exercise. A participant may exercise Options and SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock that has been held for at least six months, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised.
Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise.

    Effect of Termination of Service. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) a participant's termination of employment for "just cause" as defined in the SIP, (ii) the date that is one year after a participant terminates service for a reason other than just cause or death, or (iii) the date that is two years after a participant's death.

    Deferred Share Credits. The Committee may make discretionary Deferred Share Awards to select employees and directors (including members of the Committee). Automatic credits will be made on the last day of each fiscal year of the Company with respect to 300 shares to the account of each director who had elected to forego benefits during the fiscal year under either the Director Retirement Plan or the SERA (together, the "Nonqualified Plans"). In addition, each employee or director who has previously accrued benefits under either of the Nonqualified Plans may elect at any time to cancel his rights to all or a whole percentage of those benefits, and in consideration to receive a credit under the SIP for a number of deferred shares that have a value on that date equal to the benefits being canceled. The Plan also reserves to the Committee the discretion to make Deferred Share Awards as part of a deferred compensation program for executives and directors. If the SIP had been in effect during the prior fiscal year and if all directors had elected to convert their nonqualified plan benefits into deferred shares issued under the SIP as of March 31, 1999, then 34,127 shares would have been credited in the aggregate to their accounts in the form of Deferred Share Awards (based on the closing price for the Common Stock of $16.625 per share on March 31, 1999). See "-- Financial Effects of Awards" below.

    In all cases, the Company will hold the Common Stock associated with a Deferred Share Award for distribution over the five-year period after the Award holder terminates service, subject to the holder's right to elect a different

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
payout term and commencement date.  Any distribution of Common
Stock will include dividends that accrued after the date of the Deferred Share Award (with cash dividends being converted into deferred shares at the end of each fiscal year).

    Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the SIP as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

    Nontransferability. Participants may transfer non-ISOs and SARs to family members or trusts under specified circumstances. Awards may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option or SAR may not be sold within the six-month period following the grant date of that Option or SAR, except in the event of the participant's death or disability, or such other event as the Board of Directors may specifically deem appropriate. A participant may not assign his or her claim to deferred shares and associated earnings during his or her lifetime. A participant's right to deferred shares and associated earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due.
Neither the participant nor his or her beneficiary will have any claim against or rights in any specific assets of the Company.

    Effect of Dissolution and Related Transactions. Upon the earlier of a change in control (as defined in the Plan) or the execution of an agreement to effect a change in control, all Options and SARs will become fully exercisable. In the event of
(i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

    Duration of the SIP and Grants. The SIP has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Option or SAR is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the SIP, or its termination by the Committee, will not affect any Award then outstanding.

    Modification of Options. At any time, and from time to time, the Board may authorize the Committee to modify any outstanding Option, provided that no such modification may confer on the holder of the Option any right or benefit which could not be conferred on him by the grant of a new Option or impair the Option without his consent.

    Amendment and Termination of the SIP. The Board of Directors may from time to time amend the terms of the SIP and, with respect to any shares at the time not subject to Awards, suspend or terminate the SIP. No amendment, suspension, or termination of the SIP will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted.

    Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the SIP. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs or the distribution of Common Stock satisfying Deferred Share Awards. Cash proceeds from the sale of Common Stock issued pursuant to the exercise of Options will be added to the general funds of the Company to be used for general corporate purposes.

    Under the intrinsic value method that the Company follows under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair

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market value of the Common Stock on the date the Option is
granted, but disclosure may be required in financial statement footnotes regarding pro forma effects on earnings and earnings per share of recognizing as a compensation expense an estimate of the fair value of such stock-based awards.

    In March 1999, the Financial Accounting Standards Board issued an exposure draft of a proposed interpretation of existing accounting treatment for stock-based compensation to individuals who do not qualify as employees of the Company (including non-employee directors). Among other things, this change would require recognition of compensation expense when Options are awarded to these individuals.

    The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

    The granting of Deferred Share Awards that cancel benefits that had accrued under the Nonqualified Plans will not result in charges to the Company's income. Additional Deferred Share Awards will require charges to the Company's income in an amount equal to the fair market value, on the date of award, of the shares of Common Stock credited pursuant to the Deferred Share Award.

FEDERAL INCOME TAX CONSEQUENCES

    Summarized below are the federal income tax consequences that the Company expects (based on current tax laws, rules, and interpretations) with respect to Awards.

    Date of Award. The recipient of an Award will not recognize taxable income upon its grant. Nor will the grant entitle the Company to a current deduction.

    Subsequent Events. The subsequent tax consequences for Award recipients differ, as follows, depending on the type of Award. In general, however, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the Award holder.

    ISOs. If an Award holder holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the holder as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a holder disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the holder will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

    The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the holder for alternative minimum tax. However, if a participant recognizes ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

    Non-ISOs. A holder will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the holder is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the holder makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the holder in excess of the fair market value of the shares as of the exercise date will be taxed as capital gain.

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    SARs.  Upon exercise of the SARs, any cash or Common Stock received by the SAR holder will be treated as compensation income to the holder.

    Deferred Shares.  Whenever the Company transfers Common
Stock or associated earnings to a Deferred Share Award holder, the holder will recognize ordinary income equal to the fair market value of the property transferred.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors has determined that the SIP is desirable, cost effective, and produces incentives that will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the SIP in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs and to satisfy the listing requirements of the National Association of Securities Dealers for national market system securities.

    Stockholder approval of the SIP requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE SIP.

                     OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which is has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Person that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1999 and prior fiscal years all Reporting Persons have complied with these reporting requirements.

                     MISCELLANEOUS

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's annual report to stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Secretary of the Company. Such annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

    The Company has engaged KPMG LLP, independent certified public accountants, to serve as its independent auditor for the fiscal year ending March 31, 2000. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

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
                 STOCKHOLDER PROPOSALS

    Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than February 1, 1999. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 705 York Road, Baltimore, Maryland 21204, no later than March 1, 2000. Any such proposal would be subject to the requirements of the proxy rules adopted under the Exchange Act.

                            BY ORDER OF THE BOARD OF DIRECTORS


                            /s/ Joyce A. Lancaster

                            JOYCE A. LANCASTER
                            SECRETARY

Baltimore, Maryland
June 14, 1999


                      FORM 10-KSB

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1999 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HARBOR FEDERAL BANCORP, INC., 705 YORK ROAD, BALTIMORE, MARYLAND 21204.

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                                                       EXHIBIT A

                  HARBOR FEDERAL BANCORP, INC.
                   1999 STOCK INCENTIVE PLAN


     1. PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to receive Options, SARs, and Deferred Shares. By encouraging stock ownership through these awards, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business. It is intended that options issued pursuant to this Plan may constitute either ISOs or Non-ISOs as defined below.

     2. DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c) "Awards" shall mean, collectively, Options, SARs, and Deferred Shares.

     (d) "Bank" shall mean Harbor Federal Savings Bank.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock,
(2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. In the case of subsections (1), (2), and (3) above, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control." For purposes of defining Change in Control, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship,

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unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

     (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (h) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof;
provided that the Board may act in lieu of the Committee with respect to any matter as to which the Committee may act.

     (i) "Common Stock" shall mean the common stock of the Company.

     (j) "Company" shall mean Harbor Federal Bancorp, Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (l) "Deferred Shares" shall mean Shares that the Company has credited, pursuant to Paragraph 10 hereof, to a deferred compensation account in the name of a Participant.

     (m) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (n) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (o) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (p) "Employee" shall mean any person employed by the Company, the Bank, or an Affiliate.

     (q) "Exercise Price" shall mean the price per Optioned
Share at which an Option may be exercised.

     (r) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (s) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

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     (t) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (u) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (v) "Option" means an ISO and/or a Non-ISO.

     (w) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (x) "Participant" shall mean any person who receives an Option, SAR, or Deferred Shares pursuant to the Plan.

     (y) "Plan" shall mean The Peoples BancTrust Company, Inc.
1999 Stock Option Plan.

     (z) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (aa) "Share" shall mean one share of Common Stock.

     (bb) "SAR" (or "Stock Appreciation Right") shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common
Stock.

     3.   TERM OF THE PLAN AND AWARDS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.   Shares Subject to the Plan.

     Except as otherwise required under Paragraph 11, the aggregate number of Shares deliverable pursuant to the Plan shall not exceed 170,000 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having resulted in the issuance of Shares to Participants, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

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     5.  ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, appointed by the Board, consisting of at least two members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of each Option or SAR, (ii) the number of Shares subject to, and the expiration date of, each Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued pursuant to such Award.

     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

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     6. GRANT OF AWARDS.

     (a) General Rule. The Committee shall have the discretion to make discretionary grants of Awards to Employees and Directors, including members of the Committee.

     (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

     7.  EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange, including the Nasdaq National Market System, on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

     (a) Conditions for Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as the Committee shall specify in the Agreement granting the Option to the Optionee.

     (b) Procedure for Exercise. A Participant may exercise an Option, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice, and payment where required, shall be delivered, or mailed by prepaid registered or certified mail, addressed to

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the Treasurer of the Company at its executive offices.  Common
Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise and have been held for at least six months. An Option may not be exercised for a fractional Share.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only during his Continuous
Service, or within one year after termination of such Continuous
Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous
Service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death, but not later than the date on which the Option would otherwise expire, by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the Participant's death or Disability, or such other event as the Board may specifically deem appropriate.

     9. SARS (STOCK APPRECIATION RIGHTS).

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees or Directors either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the

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SAR is exercised.  Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements: (1) the SAR will expire no later than the ISO; (2) the SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;
(3) the SAR is transferable only when the ISO is transferable, and under the same conditions; (4) the SAR may be exercised only when the ISO may be exercised; and (5) the SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) Timing of Exercise. The provisions of Paragraph 8(b) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares.
This amount shall be payable by the Company, at the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(a) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     10. DEFERRED SHARE CREDITS.

     (a) Annual Awards. The Committee shall have the discretion to make discretionary awards of Deferred Shares to the accounts of Employees and Directors (including members of the Committee). On the last day of each fiscal year of the Company, the Committee shall credit 300 Deferred Shares to the account of each Director who has not accrued benefits during the fiscal year under either the Harbor Federal Savings Bank Retirement Plan for Non-Employee Directors or the Harbor Federal Savings Bank Supplemental Executive Retirement Agreement.

     (b) Credit for Benefits under Certain Plans. Each Employee or Director who has accrued benefits under the Bank's Retirement Plan for Non-Employee Directors, or the Supplemental Executive Retirement Agreement may elect, at any time, to cancel his rights to all or a whole percentage of those benefits, and in consideration to receive a credit under this Plan

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for a number of Deferred Shares that have a value on that date equal to the benefits being cancelled.

     (c) Elections to Defer. The Committee may permit any Participant who is a member of a select group of management or highly compensated employees, within the meaning of the Employees' Retirement Income Security Act of 1973, to irrevocably elect to forego the receipt of cash compensation and in lieu thereof to have the Company credit an equal value of Deferred Shares to an account payable to the Participant.

     (d) Vesting. All Deferred Shares shall be 100% vested, unless an Agreement specifically provides to the contrary.

     (e) Cash Earnings on Deferred Shares. On the last day of each fiscal year of the Company, the Committee shall credit to each Participant's account Deferred Shares having a value equal to the sum of any cash dividends paid on Deferred Shares during the year. The Trustees shall hold each Participant's Deferred Shares and deferred earnings until distribution is required pursuant to subparagraph (f) hereof.

     (f) Distributions of Deferred Shares and Earnings. The Trustee shall distribute a Participant's Deferred Shares and deferred earnings in five substantially equal annual installments that are paid before the last day of each of the five fiscal years of the Company that end after the date on which the Participant's Continuous Service terminates, unless the Committee has accepted the form attached hereto as Exhibit "A" (the "Distribution Election Form"), in which case distributions shall be made in accordance with the method selected on the form. Acceptance by the Committee shall be presumed to occur on delivery of a Distribution Election Form to the Committee, unless (i) the Committee returns it within five business days, with a written notice that sets forth the reasons for its rejection, or (ii) the Participant delivers the Distribution Election Form to the Committee either within 90 days of a Change in Control or within one year of the date on which the Participant's Continuous Service terminates prior to a Change in Control for any reason other than the Participant's death.

     (g) Hardship Withdrawals. Notwithstanding any other provision of the Plan or a Participant's Distribution Election Form, in the event the Participant suffers an unforeseeable hardship within the contemplation of this paragraph, the Participant may apply to the Committee for an immediate distribution of all or a portion of his Deferred Shares. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the Committee in its sole discretion. The

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Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (h) Rights to Deferred Shares and Earnings. A Participant may not assign his or her claim to Deferred Shares and associated earnings during his or her lifetime. A Participant's right to Deferred Shares and associated earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company.

     11. CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK
SUBJECT TO THE PLAN.

     (a) Change in Control. Upon a Change in Control (or, if earlier, the execution of an agreement to effect a Change in Control), all Options and SARs shall become fully exercisable, notwithstanding any other provision of the Plan or any Agreement.

     (b) Recapitalizations; Stock Splits, Etc. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of Shares subject to outstanding Awards, and the Exercise Price for Options and SARs, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (c) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all Deferred Shares and all outstanding Options and SARs, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (d) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs, unless a Participant has consented in writing to the change.

     (e) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Deferred Shares and Optioned Shares before the adjustment was made.

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     (f)  Other Issuances.  Except as expressly provided in this
Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     12. NON-TRANSFERABILITY.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds SARs or Options may transfer such SARs or Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. SARs and Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the SARs or Options pursuant to this Paragraph.
SARs and Options which are transferred pursuant to this Paragraph shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     13. TIME OF GRANTING OPTIONS.

     The date of grant of an Option or SAR shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     14. EFFECTIVE DATE.

     The Plan shall become effective May 24, 1999, but its effectiveness and the effectiveness of any Awards shall be contingent upon the Plan's approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws.

     15. MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     16. AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to outstanding Awards, suspend or terminate the Plan. No

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amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     17. CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued pursuant to any provision of this Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay a Participant the in-the-money value of his Award in consideration for its cancellation, or all of these restrictions.

     18. RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     19. WITHHOLDING TAX.

     The Company's obligation to deliver Shares pursuant to the Plan shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     20. NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. No Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     21. GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, except to the extent that federal law shall be deemed to apply.

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE      HARBOR FEDERAL BANCORP, INC.

                 ANNUAL MEETING OF STOCKHOLDERS
                         July 14, 1999

The undersigned hereby appoints Joseph J. Lacy and John H. Riehl, III, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Harbor Federal Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the Sheraton Baltimore North Hotel, 903 Dulaney Valley Road, Towson, Maryland, on Wednesday, July 14, 1999 at 3:00 p.m., and at any and all adjournments thereof, as follows:

                                             FOR   WITHHOLD  EXCEPT
                                             ---   -------   -------
1.  The election as directors of the
    nominees listed (except as
    marked to the contrary below):           [  ]    [  ]    [   ]

    J. KEMP ROCHE
    GIDEON N. STIEFF, JR.

    INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR THE
    NOMINEE, MARK "EXCEPT" AND WRITE THAT NOMINEE'S NAME
    IN THE SPACE PROVIDED BELOW.

    ______________________________________________

                                                     FOR     AGAINST
                                                     ---     -------
2.   The approval of the Harbor Federal
     Bancorp, Inc. 1999 Stock Incentive
     Plan                                            [  ]     [  ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAMED
NOMINEES AND FOR THE OTHER PROPOSITION STATED.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT, IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NAMED NOMINEES AND FOR THE OTHER PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE
AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.



   Please be sure to sign and date
   this proxy in the box below                Date _____________


________________________________________________________________
Stockholders sign above ------ Co-holder (if any) sign above ---

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of the Company at the annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated June 14, 1999 and an Annual Report to Stockholders.
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                           PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY TODAY